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                                                                       EXECUTION

                       TANGIBLE ASSETS SECURITY AGREEMENT



         THIS TANGIBLE ASSETS SECURITY AGREEMENT (this "Agreement") is dated as of June 6, 1996 and entered into by and between BENEDEK BROADCASTING CORPORATION, a Delaware corporation ("Grantor"), and CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY ("CIBC-NYA"), as agent for and representative of (in such capacity herein called "Collateral Agent") Secured Parties referred to below.


                             PRELIMINARY STATEMENTS

         A. Benedek Communications Corporation and Grantor have entered into a Credit Agreement, dated as of June 6, 1996 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined), with the financial institutions listed therein ("Lenders"), Pearl Street L.P., as Arranging Agent, Goldman, Sachs & Co., as Syndication Agent, and CIBC-NYA, as Administrative Agent and Collateral Agent, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Grantor.

         B. Grantor has entered into that certain Indenture, dated as of March 1, 1995 (said Indenture, as amended, supplemented or otherwise modified from time to time, being the "Existing Senior Note Indenture"), with Benedek Broadcasting Company, L.L.C., a Delaware limited liability company and subsidiary of Grantor, and The Bank of New York, as trustee (the "Senior Note Trustee"), pursuant to which Grantor has issued $135,000,000 aggregate principal amount of 11-7/8% Senior Secured Notes due 2005 (the "Existing Senior Notes"), and it is a requirement under the Existing Senior Note Indenture that Grantor secure such obligations equally and ratably with its other obligations secured hereby.

         C. Grantor may from time to time enter into one or more Interest Rate Agreements (collectively, the "Lender Interest Rate Agreements") with one or more Lenders or Affiliates of Lenders (in such capacity, collectively, "Interest Rate Exchangers") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Grantor under the Lender Interest Rate Agreements, including without limitation the obligation of Grantor to make payments thereunder in the event of early termination thereof, together with all obligations of Grantor under the Credit Agreement and the other Loan Documents, be secured hereunder.


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         D. It is a condition  precedent to the initial  extensions of credit by
Lenders under the Credit Agreement that Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         E. Collateral Agent is willing to act as agent hereunder for the benefit of (i) Agents, (ii) Lenders, (iii) the Senior Note Trustee, (iv) the holders of the Existing Senior Notes (the "Noteholders"), and (v) Interest Rate Exchangers (each of Agents, Lenders, the Senior Note Trustee, the Noteholders and Interest Rate Exchangers is hereinafter referred to as a "Secured Party" and collectively, as "Secured Parties").

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make the initial Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Collateral Agent as follows:


SECTION 1.  Grant of Security.

         Grantor hereby assigns to Collateral Agent, and hereby grants to Collateral Agent a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located, but excluding any of the following to the extent it constitutes "Collateral" as defined in the Company Acquired Assets Security Agreement (the "Collateral"):

                  (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

                  (b) all inventory in all of its forms (including, but not limited to, (i) all goods held by Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Grantor's business, (iii) all goods in which Grantor has an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "Inventory") and all negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

                  (c)  all deposit accounts of Grantor;


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                  (d)  all  plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

                  (e) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (f) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.


SECTION 2.  Security for Obligations.

         This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 'ss'362(a)), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with (i) the
Credit Agreement, the Notes and all other Loan Documents, (ii) the Existing Senior Note Indenture and the Existing Senior Notes, and (iii) the Lender Interest Rate Agreements, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations), payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent or any Secured Party as a preference, fraudulent transfer or otherwise and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor being the "Secured Obligations").


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SECTION 3.  Grantor Remains Liable.

         Anything contained herein to the contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Collateral Agent shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Collateral Agent be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


SECTION 4.  Representations and Warranties.

         Grantor represents and warrants as follows:

                  (a) Ownership of Collateral. Except for the security interest created by this Agreement, Grantor owns, or with respect to Collateral acquired after the date hereof will own, the Collateral free and clear of any Lien except as permitted by the Credit Agreement.

                  (b) Location of Equipment and Inventory. All of the Equipment and Inventory is, as of the date hereof, located at certain of the places specified in Schedule I annexed hereto.

                  (c) Office Locations; Other Names. The chief place of business, the chief executive office and the office where Grantor keeps its records regarding the Collateral is, and has been for the four-month period preceding the date hereof, as set forth on Schedule II annexed hereto. Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name) except as specified on Schedule II annexed hereto.

                  (d) Perfection. This Agreement, together with the filing of UCC financing statements describing the Collateral with the filing offices indicated on Schedule III annexed hereto, creates a valid, perfected and, except for Liens permitted pursuant to the Credit Agreement, first priority security interest in all Collateral in which a security interest may be perfected by the filing of a financing statement, securing the payment of the Secured Obligations.


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SECTION 5.  Further Assurances.

         (a) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (ii) at Collateral Agent's request, promptly after the acquisition by Grantor of any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (iii) within 30 days after the end of each calendar quarter, deliver to Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (iv) at any reasonable time, upon request by Collateral Agent, exhibit the Collateral to and allow inspection of the Collateral by Collateral Agent, or persons designated by Collateral Agent, and
(v) at Collateral Agent's request, appear in and defend any action or proceeding that may affect Grantor's title to or Collateral Agent's security interest in all or any part of the Collateral.

         (b) Grantor hereby authorizes Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

         (c) Grantor will furnish to Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Collateral Agent may reasonably request, all in reasonable detail.


SECTION 6.  Certain Covenants of Grantor.

         Grantor shall:

                  (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;


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                  (b)   notify Collateral Agent of any change in Grantor's name,
         identity or corporate structure within 15 days of such change;

                  (c) keep its chief place of business and chief executive office, the office where it keeps its records concerning Collateral, and its Equipment and Inventory at the locations therefor specified in
         Section 4 hereof, or, upon 30 days' prior written notice to Collateral Agent, at such other locations in jurisdictions where all action that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to the Collateral shall have been taken. Grantor will hold and preserve such records and will permit representatives of Collateral Agent at any time during normal business hours to inspect and make abstracts from such records, and Grantor agrees to render to Collateral Agent, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto;

                  (d) if Collateral Agent gives value to enable Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

                  (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgement, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment.


SECTION 7.  Insurance.

         Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

SECTION 8.  Transfers, Other Liens and Release of Collateral.

         (a)      Grantor shall not:

                  (i) except as permitted by the Credit Agreement, sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral; or

                  (ii) except for the security interest created by this Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

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         (b) In the event  Collateral is sold in an Asset Sale  permitted  under the Credit Agreement, Collateral Agent may release the Liens granted hereunder on the Collateral that is the subject of such Asset Sale in accordance with the provisions of the Credit Agreement. The Noteholders hereby agree, by their acceptance of the benefits of this Agreement, that the Collateral Agent may release Collateral in accordance with this Section 8(b) and the Credit Agreement without the consent or approval of any Noteholder.


SECTION 9.  Collateral Agent Appointed Attorney-in-Fact.

         Grantor hereby irrevocably appoints Collateral Agent as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Collateral Agent or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument that Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to obtain and adjust insurance required to be maintained by Grantor or paid to Collateral Agent pursuant to Section 7;

                  (b) upon the occurrence and during the continuation of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) upon the occurrence and during the continuation of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

                  (d) upon the occurrence and during the continuation of an Event of Default, to file any claims or take any action or institute any proceedings that Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens (other than Liens permitted under (i) this Agreement or the Credit Agreement and (ii) the Existing Senior Note Indenture) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Collateral Agent in its sole discretion, any such payments made by Collateral Agent to become obligations of Grantor to Collateral Agent, due and payable immediately without demand;

                  (f) upon the occurrence and during the continuation of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with documents relating to the Collateral;

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                  (g) upon the  occurrence  and  during the  continuation  of an
         Event of Default, to file, or cause to be filed, to the extent permitted by law, such applications for approval and to take all other and further actions required to obtain any approvals or consents from the FCC required for the exercise of any right or remedy hereunder; and

                  (h) upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option and Grantor's expense, at any time or from time to time, all acts and things that Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.


SECTION 10.  Collateral Agent May Perform.

         If Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of Collateral Agent incurred in connection therewith shall be payable by Grantor under Section 15(b).


SECTION 11.  Standard of Care.

         (a) The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

         (b) Neither Collateral Agent nor any Secured Party shall be liable to Grantor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of, in connection with or that is an any way related to (1) any exercise by Collateral Agent or any Secured Party of any right or remedy under this Agreement or (2) any other act of or failure to act by Collateral Agent or any Secured Party, except to the extent that the same shall be determined by a final judgment of a court of competent jurisdiction that is final and not subject to review on appeal, to be the result of acts or omissions on the part of Collateral Agent or such Secured Party constituting gross negligence or willful misconduct.


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         (c) NO CLAIM  MAY BE MADE BY  GRANTOR  AGAINST  COLLATERAL  AGENT,  ANY
SECURED PARTY OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.


SECTION 12.  Remedies.

         (a) If any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at a place to be designated by Collateral Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Collateral Agent deems appropriate, (iv) take possession of Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties (but not any Secured Party or Secured Parties in its or their respective individual capacities unless Requisite Obligees (as defined in Section 13) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent


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permitted by applicable  law) all rights of  redemption,  stay and/or  appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen), Grantor shall be liable for the deficiency and the fees of any attorneys employed by Collateral Agent to collect such deficiency.

         (b) Notwithstanding anything to the contrary set forth herein, Collateral Agent, on behalf of Secured Parties, agrees that to the extent prior FCC approval is required pursuant to the Communications Act for (i) the operation and effectiveness of any grant, right or remedy hereunder or under the other Loan Documents or the Existing Senior Note Indenture or (ii) taking any action that may be taken by Collateral Agent hereunder or under the other Loan Documents or the Existing Senior Note Indenture, such grant, right, remedy or action will be subject to such prior FCC approval having been obtained by or in favor of Collateral Agent, on behalf of Secured Parties (and Grantor will use its best efforts to obtain any such approval as promptly as possible). Grantor agrees that, upon the occurrence and during the continuation of an Event of Default and at Collateral Agent's request, Grantor will, and will cause its Subsidiaries to, immediately file, or cause to be filed, such applications for approval and shall take all other further actions required by Collateral Agent to obtain such Governmental Authorizations as are necessary to transfer ownership and control to Collateral Agenton behalf of Secured Parties, or their respective successors or assigns, of the FCC Licenses held by it or its Subsidiaries, or its interest in any Person holding any such FCC License. To enforce the provisions of this Section 12(b), Collateral Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC an involuntary transfer of control of any FCC License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Grantor hereby agrees to authorize, and to cause each of its Subsidiaries to authorize, such an involuntary transfer of control upon the request of the receiver so appointed, and, if Grantor shall refuse to authorize or cause any of its Subsidiaries so to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuation of an Event of Default, Grantor shall further use its best efforts to assist in obtaining approval of the FCC, if required, for any action or transactions contemplated by this Agreement or the other Loan Documents or the Existing Senior Note Indenture, including, without limitation, preparation, execution and filing with the


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FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License or transfer of control necessary or appropriate under FCC Regulations for approval of the transfer or assignment of any portion of the Collateral, together with any FCC License or other authorization. Grantor acknowledges that the assignment or transfer of FCC Licenses is integral to the Secured Parties' realization of value for the Collateral, that there is no adequate remedy at law for failure by Grantor to comply with the provisions of this Section 12(b) and that such failure would not be adequately compensable in damages, and therefore agrees that the agreements contained in this Section 12(b) may be specifically enforced.

         Notwithstanding anything to the contrary contained in this Agreement or any other Loan Documents or the Existing Senior Note Indenture, none of Collateral Agent nor any Secured Party shall, without first obtaining the approval of the FCC, take any action pursuant to this Agreement, the Credit Agreement, or any other Loan Document or the Existing Senior Note Indenture which would constitute or result in any acquisition or transfer of ownership of Grantor or its assets, assignment of any FCC License or any change of control of Grantor or any other Person if such assignment, acquisition, transfer or change in control would require, under existing law (including FCC Regulations), the prior approval of the FCC.


SECTION 13.  Decisions Relating to Exercise of Remedies.

         Collateral Agent shall exercise, or refrain from exercising, any remedy provided for in Section 12 in accordance with the directions of Requisite Obligees. For purposes of this Agreement "Requisite Obligees" means (i) with respect to the decision of whether to exercise or refrain from exercising any remedy, either (a) the Senior Note Trustee acting on behalf of the holders of the Existing Senior Notes in accordance with the terms of the Existing Senior
Note Indenture or (b) the Administrative Agent acting on behalf of the Lenders in accordance with the terms of the Credit Agreement and (ii) with respect to the manner of exercising any remedy, the holders of a majority in aggregate principal amount of the Secured Obligations. For purposes of the definition of "Requisite Obligees" set forth herein, (i) the Senior Note Trustee shall be deemed to hold or represent, and shall be entitled to vote and give notice and directions to Collateral Agent with respect to, the outstanding Existing Senior Notes in accordance with the provisions of the Existing Senior Note Indenture and (ii) the Administrative Agent under the Credit Agreement shall be entitled to vote and give notice and directions to Collateral Agent with respect to Obligations outstanding under the Credit Agreement in accordance with the terms of the Credit Agreement.


SECTION 14.  Application of Proceeds.

         (a) Except as expressly provided elsewhere in this Agreement, all proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent

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as Collateral for, and/or then, or at any time thereafter, applied in full or in part by Collateral Agent against, the Secured Obligations in the following order of priority:

                  FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including all compensation due to Collateral Agent and its agents and counsel, and all other expenses, liabilities, and advances made or incurred by Collateral Agent in connection therewith, and all amounts for which Collateral Agent is entitled to indemnification hereunder and all advances made by Collateral Agent hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with subsection 9.2 of the Credit Agreement;

                  SECOND: To the payment of interest on and fees, if any, with respect to the Secured Obligations on an equal and ratable basis;

                  THIRD: To the payment of the unpaid principal amount of all Secured Obligations on an equal and ratable basis;

                  FOURTH: To the payment of all other amounts due with respect to the Secured Obligations on an equal and ratable basis; and

                  FIFTH: To the payment to or upon the order of Grantor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.


         (b) Payments by Collateral Agent to Lenders in respect of Obligations shall be made to Administrative Agent for distribution to Lenders in accordance with the Credit Agreement; any payments in respect of any obligations of Grantor under Lender Interest Rate Agreements shall be made as directed by the Interest Rate Exchanger to which such obligations are owed; and any payments in respect of any obligations of Grantor under the Existing Senior Note Indenture and the Existing Senior Notes shall be made to the Senior Note Trustee for the benefit of the Noteholders.


SECTION 15.  Indemnity and Expenses.

         (a) Grantor agrees to indemnify Collateral Agent and each Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Collateral Agent's or such Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.


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         (b) Grantor shall pay to Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Collateral Agent may incur in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of Collateral Agent hereunder, or (iii) the failure by Grantor to perform or observe any of the provisions hereof.

         (c) The obligations of Grantor in this Section 15 shall survive the termination of this Agreement and the discharge of Grantor's other obligations under this Agreement, the Lender Interest Rate Agreements, the Credit Agreement, the other Loan Documents and the Existing Senior Note Indenture.


SECTION 16.  Continuing Security Interest; Transfer of Loans.

         This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of all the Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen) existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and the cancellation or termination of the Commitments, (b) be binding upon Grantor, its successors and assigns, and
(c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any holder of Existing Senior Notes may assign or otherwise transfer any Existing Senior Notes held by it to any other Person, and, subject to the provisions of subsection 9.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and in each case such other Person shall thereupon become vested with all the benefits in respect thereof granted to the holders of the Existing Senior Notes or Lenders, respectively, herein or otherwise. Upon the payment in full of all Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen) existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and the cancellation or termination of the Commitments, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Collateral Agent will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.


SECTION 17.  Collateral Agent.

         (a) Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders under the Credit Agreement. The Noteholders and Interest Rate Exchangers, by their acceptance of the benefits hereunder, hereby appoint Collateral Agent to act as Collateral Agent hereunder in accordance with the provisions of Section 8 of the Credit Agreement, including without limitation the provisions of subsection 8.2 of the Credit Agreement, and the Noteholders

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and the Interest Rate  Exchangers  further hereby agree to indemnify  Collateral
Agent on a ratable basis in accordance with subsection 8.4 of the Credit Agreement. Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in
accordance  with  this  Agreement  and  the  Credit  Agreement;   provided  that
Collateral Agent shall exercise, or refrain from exercising, any remedies hereunder in accordance with the directions of Requisite Obligees.

         (b) Collateral Agent shall at all times be the same Person that is Collateral Agent under the Credit Agreement. Written notice of resignation by Collateral Agent pursuant to subsection 8.5 of the Credit Agreement shall also constitute notice of resignation as Collateral Agent under this Agreement; removal of Collateral Agent pursuant to subsection 8.5 of the Credit Agreement shall also constitute removal as Collateral Agent under this Agreement; and appointment of a successor Collateral Agent pursuant to subsection 8.5 of the Credit Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as Collateral Agent under subsection 8.5 of the Credit Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.


SECTION 18.  Amendments; Etc.

         No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. Collateral Agent may execute amendments and waivers to this Agreement if directed to do so in writing by Requisite Lenders or Supermajority Lenders as required in accordance with the terms of the Credit Agreement. The Noteholders hereby agree, by acceptance of the benefits of this Agreement, that no consent or approval of any Noteholder shall be required for any such amendment or waiver as long as, after giving effect to such amendment or waiver, the Existing Senior Notes continue to be
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secured  on  an  equal and ratable basis with the  Obligations  under the Credit
Agreement secured under this Agreement.


SECTION 19.  Notices.

         Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Collateral Agent shall not be effective until received. For purposes hereof the address of each party shall be as set forth under such party's name on the signature pages hereof or of the Credit Agreement or such other address as shall be designated by such party in a written notice delivered to the other party hereto.


SECTION 20.  Severability.

         In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


SECTION 21.  Headings.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.


SECTION 22.  Governing Law; Terms.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement,


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terms  used  in  Articles  8  and 9 of the  Uniform Commercial Code in the State
of New York are used herein as therein defined.


SECTION 23.  Counterparts.

         This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]


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         IN WITNESS  WHEREOF,  Grantor  and  Collateral  Agent have  caused this
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                       BENEDEK BROADCASTING
                                        CORPORATION


                                       By: /s/ Ronald L. Lindwall
                                          ______________________________________
                                          Ronald L. Lindwall
                                          Senior Vice President - Finance,
                                          Chief Financial Officer and Treasurer



                                       CANADIAN IMPERIAL BANK OF
                                         COMMERCE, NEW YORK AGENCY,
                                       as Collateral Agent


                                       By: /s/ Martin W. Friedman
                                          ______________________________________
                                          Martin W. Friedman
                                          Authorized Signatory

                                      S - 1

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